ELFUN FUNDS

Supplement Dated January 29, 2009

To the Prospectus Dated April 30, 2008

For Investors in the Elfun Diversified Fund Only:

Effective immediately, David Wiederecht was named a portfolio manager to the Elfun Diversified Fund, where he will share oversight responsibilities with Judith A. Studer for determining asset allocations for the Fund. Mr. Wiederecht is a Director and President – Investment Strategies at GE Asset Management. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, and Managing Director – Alternative Investments from 2004 to 2008, responsible in both positions for portfolio management within those strategies.

In light of the foregoing change to the Elfun Diversified Fund’s portfolio management team, the Elfun Funds prospectus is revised as follows:

1. The fifth paragraph under the section entitled “About the Investment Adviser – About the Portfolio Managers – Portfolio Management Teams” is deleted in its entirety and replaced with the following paragraph:

“The Elfun Diversified Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Ralph R. Layman, Thomas R. Lincoln, Judith A. Studer, Diane M. Wehner and David Wiederecht. Ms. Studer and Mr. Wiederecht are both vested with oversight authority for determining asset allocations for the Fund, while each of the other portfolio managers is responsible for managing one of four sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity and fixed income. Mr. Lincoln manages the U.S. equity portion, Ms. Wehner manages the U.S. mid-cap equity portion, Mr. Layman manages the international equity portion and Mr. Colonna manages the fixed income portion, each with a team of portfolio managers and analysts. The sub-portfolios underlying the Fund are managed independently of each other and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund’s objective.”

2. The following paragraph is added and supplements the section entitled “About the Investment Adviser – About the Portfolio Managers – Portfolio Manager Biographies”:

“David Wiederecht is a Director and President — Investment Strategies at GE Asset Management since February 2008. He has co-led a team of portfolio managers for the Elfun Diversified Fund since the end of January 2009. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President — Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, and Managing Director — Alternative Investments from 2004 to 2008, responsible in both positions for portfolio management within those strategies.”

For Investors in the Elfun Money Market Fund Only:

Effective immediately, the following text is added as a new paragraph at the end of the last footnote to the Funds’ “Annual Fund Operating Expenses” table under the section entitled “Fund Expenses”:

“GE Asset Management has voluntarily undertaken to reduce its management fee charged to the Elfun Money Market Fund to the extent necessary to maintain a minimum annualized net yield of 0.00% for the Fund. This voluntary management fee reduction does not reduce other operating expenses and may be modified or discontinued by GE Asset Management at any time without prior notice. There can be no assurance that this fee reduction will be sufficient to avoid any loss.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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